As filed with the Securities and Exchange Commission on August 28, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 – June 30, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report

JUNE 30, 2019

(Unaudited)

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	20

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2019

Dear Fellow Shareholder,

Global markets suffered a steep decline in the fourth quarter of 2018, but managed to recover in the first six months of 2019. Notable gains in the first quarter were followed by more modest but positive results in the second quarter. The Polaris Global Value Fund (“the Fund”) performance pattern was generally in line with that of the MSCI World Index (the Fund’s “benchmark”), but lagged for the six-month period at +13.88% vs. the Index’s +16.98%. The disparity between growth and value sub-indexes continued, as the MSCI World Growth Index was up +21.38% while the MSCI World Value Index was up +13.41% on a year-to-date basis. It is worth noting that the Fund outpaced the Value Index for the period.

Cyclical sectors, including financials, consumer discretionary, information technology (IT) and materials, contributed most to returns. Lackluster stock performance by Teva Pharmaceutical (health care) and Kansai Electric Power (utilities) accounted for underperformance in the respective defensive sectors. At the country level, the portfolio benefitted from its investments in the United Kingdom, Germany, Norway and Australia. Exposure to South Korea, India, Puerto Rico and Thailand, which are not in the MSCI World Index, also added measurably to returns.

The Fund has continued to outperform over 10-year and longer periods, as indicated below, and was a recipient of a 2019 Refinitiv Lipper Fund Award. The Polaris Global Value Fund posted the strongest trend of returns in the global multi-cap value fund category for the 10-year period through November 30, 2018. In the Lipper Universe, a total of 33 funds over a 10-year period were eligible for this category distinction. The Fund has been recognized with Lipper Awards many times in the past, including 2014, 2015, 2016, 2017 and 2018, entering the rankings for 3-, 5- and 10-year periods.

	2019			Annualized As of June 30, 2019
	YTD	Q II	Q I	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	13.88%	3.17%	10.38%	0.67%	11.21%	5.73%	12.31%	7.22%	8.06%	9.34%
MSCI World Index, net dividends reinvested	16.98%	4.00%	12.48%	6.33%	11.77%	6.60%	10.72%	7.03%	4.77%	6.61%

*	Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 1.23%. The Fund’s Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) has been reduced to 0.99% through April 30, 2020. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. Short-term performance is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns.

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2019

SIX-MONTH PERFORMANCE ANALYSIS:

Financials contributed most to portfolio performance, with 18 holdings posting double-digit returns. Two German reinsurers, Hannover Re and Munich Re, reported better-than-anticipated pricing on annual renewals, while catastrophic losses were limited in the 2019 first quarter. DNB had robust quarterly results and profits, lifted by commission and fee income in capital markets, credit/security brokerage and asset management. Sparebank 1 SR was similarly positioned, bouncing back with better net interest margins and solid credit quality. 2019 has been thus far promising for both Norwegian banks, based on regional GDP growth and an uptrend in petroleum investments. An optimistic two-year outlook for Colombia’s economy, driven by commercial and infrastructure activity, emboldened the local stock market. Bancolombia was one beneficiary, noting consumer loan growth as well as credit and operating cost controls.

The second largest sector contributor was consumer discretionary, where the portfolio was both overweight and outperformed. Quarterly results from clothing retailer, Next PLC, met market expectations with strong online and overseas sales that mitigated declines in brick-and-mortar stores. French tire manufacturer Michelin delivered a positive surprise given the generally downbeat news from the auto sector. The tire maker was able to increase both price and volumes, capturing market share. Michelin’s leading technology is driving success in the premium and 18 inch plus tire segments, which are the fastest growing areas in the tire market.

Three of the top 10 stock contributors hailed from the materials sector. Supply-demand metrics worked in BHP Billiton’s favor, as competitor Vale’s iron ore tailings dam failed in January. Iron prices rose from the low $70s to mid-$80s due to the supply disruption. Norwegian fertilizer company, Yara International, rose as the company reported good quarterly revenues on the back of higher nitrate/urea product pricing. Yara also curtailed its capital expenditure cycle; the resultant heavy free cash flow should be allocated to dividends over the next few years. Linde PLC recorded better profitability due to synergies achieved as a combined organization (Praxair-Linde). Linde also signed a deal to supply gas to ExxonMobil’s Singapore manufacturing complex, marking the largest gas contract in Linde’s history. Sector performance would have been even stronger, if not for Methanex Corp. The methanol producer declined on weaker commodity pricing industry-wide. The company also faced a proxy fight with one of its largest investors who was opposed to a large expansion project and pushed for a board shakeup.

In IT, Microsoft Corp. gained after reporting solid quarterly results, with revenue and operating income up more than 10% from the comparable 2018 period. Commercial cloud revenue grew 48% year-over-year, with more targeted investments slated in this space. Electronic components distributor Avnet, Inc. executed on all fronts: double-digit sales, good cost management, share buybacks and acquisitions to enhance their presence in the “Internet of things” space. Shares of Xerox rose after the company announced 2018 full year results, beating analyst estimates and also announced a strong outlook for 2019. Xerox announced plans to restructure its business under a holding company, seemingly signaling its intent to unwind its debt-heavy receivables financing business and refocus on core competencies. The stock was sold when it hit our valuation target.

In industrials, VINCI SA’s stock traded up throughout the period, rebounding from the Yellow Vest social unrest in Paris. Fiscal year numbers were respectable, with higher airport concessions and stable construction business. In late April, Finnish elevator/escalator maker Kone reported first quarter earnings that met sales growth expectations, although margins

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2019

compressed due to raw material and labor costs. The stock price jumped higher after a news publication suggested Kone may bid on ThyssenKrupp's $15 billion elevator division. Acquisition rumors held merit, as Kone had gone on record with its intent to become an industry consolidator. SKF, the Swedish ball bearing manufacturer, demonstrated the resiliency of its diversified business model. While automotive bearing sales were modestly lower, the company still delivered organic growth due to industrial bearings. A new roller bearing factory in China was projected to improve the group’s competitiveness in both business lines. Conversely, Andritz AG’s metals stamping segment was pressured by weak auto industry demand. The company also anticipated lower profitability in its pulp & paper business. Andritz revised down its full year outlook, while announcing more restructuring from the Schuler metal division. Unsubstantiated negative short seller reports continued to weigh on Babcock International, the British engineering services company in marine, land, aviation and nuclear sectors. The company declined further after warning of lower sales in 2019 due to disposals, contract step downs and low rail activity along with higher restructuring costs.

The portfolio underperformed in the utilities sector due to Japanese electricity supplier Kansai Electric Power. The Japan Nuclear Regulation Authority imposed strict anti-terrorism guidelines, likely due to pressure from local anti-nuclear activists. The Authority was resolute in not issuing extensions for retrofitting nuclear reactors; the industry may struggle to meet the aggressive deadlines, resulting in nuclear facility shutdowns. In communication services, LG Uplus waned due to slower than expected benefits from 5G offerings and higher costs related to 5G expenses.

Double-digit gains from Novartis AG helped temper losses in health care, which were entirely attributable to Teva Pharmaceutical. Novartis continued its upward trend from 2018, with strong first quarter 2019 revenues. The company reported positive Phase 3 data for Cosentyx in China, which strengthens the unique position of the drug as a rapid and long lasting complete treatment of psoriatic disease. In contrast, Israeli-based generic drug manufacturer, Teva, faced multiple legal battles. The Connecticut Attorney General led more than 40 states in a 500+ page lawsuit against Teva and competitors for generic drug price fixing. A separate generic price fixing criminal investigation may be filed by the Justice Department. Furthermore, Teva settled one of its outstanding opioid lawsuits with Oklahoma for $85 million. Investors may have extrapolated this settlement figure to other pending opioid lawsuits; Teva management refuted this calculation. Nevertheless, the stock dropped precipitously in the past few months and we made the decision to sell.

Proceeds from Teva and Xerox were reallocated to existing holdings as well as a select number of new companies in Japan. We purchased Sumitomo Mitsui Trust Holding, one of the largest trust custodian bank in Japan. Banks across Japan have struggled in a negative interest rate environment; Sumitomo’s largely fee-based services in asset management, custody and administration are not rate sensitive, offering an undervalued proposition. Asahi Group Holdings, the Japanese beer and beverage company, had been a successful long term holding, which we sold in May 2018 when it reached our target valuation. Since then, Asahi has continued to execute on its business plans and paid down debt. The stock declined more than 20% from where we sold it, and after a recent meeting with management and a more attractive valuation, we added Asahi back to the portfolio.

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2019

The following table shows the Fund’s asset allocation at June 30, 2019.

	MSCI World Index	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Comm. Services	Real Estate	Cash
N. America	66.1%	36.8%	1.4%	2.8%	1.4%	2.4%	3.4%	2.9%	5.1%	10.7%	5.1%	1.5%	0.0%	0.0%
Japan	8.0%	6.7%	0.0%	1.1%	0.0%	0.0%	0.0%	1.4%	0.0%	1.3%	0.0%	3.0%	0.0%	0.0%
Other Asia	4.3%	13.4%	0.0%	0.0%	1.7%	0.0%	2.3%	0.9%	0.0%	3.9%	3.7%	0.9%	0.0%	0.0%
Europe & Middle East	19.5%	30.6%	0.0%	0.0%	6.8%	4.7%	6.1%	0.9%	1.6%	6.0%	0.0%	4.4%	0.0%	0.0%
Scandinavia	2.0%	10.4%	0.0%	0.0%	1.6%	4.0%	0.8%	0.0%	0.0%	4.1%	0.0%	0.0%	0.0%	0.0%
Africa & S. America	0.0%	1.7%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.7%	0.0%	0.0%	0.0%	0.0%
Cash	0.0%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%
Portfolio Totals		100.0%	1.4%	3.9%	11.5%	11.1%	12.6%	6.1%	6.7%	27.6%	8.7%	9.8%	0.0%	0.5%
MSCI World Weight			5.7%	3.3%	4.6%	11.2%	10.5%	8.5%	12.6%	15.8%	16.3%	8.3%	3.2%	0.0%

Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

Geo-political risks have dominated headline news for more than a year, with more recent worries over U.S.-China trade frictions, threatened Mexico tariffs and the resignation of U.K. Prime Minister Theresa May after failing to finalize a Brexit agreement with Parliament. Technology and materials stocks are sensitive to trade frictions. Signs of declining demand and new product postponements are already noticeable in technology. Year-to-date, the materials sector has been fairly impervious to the macro-economic threats, with decent volumes and pricing. Materials may still experience a downdraft; at that point, we intend to buy attractively-valued stocks that have been prominently featured in our screens. As value managers who have endured an outsized growth decade, we welcome markets that display a bit of stress; such periods typically have presented some of the best value opportunities.

As always, we welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr., Shareholder and Portfolio Manager

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2019

As of June 30, 2019, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Market Value
Linde PLC	1.9%
Hannover Rueck SE	1.8%
BHP Group PLC, ADR	1.8%
Microsoft Corp.	1.7%
Bancolombia SA	1.7%

Issuer	Percentage of Total Market Value
Tyson Foods, Inc., Class A	1.6%
Nexon Co., Ltd.	1.6%
Infosys, Ltd., ADR	1.6%
Vinci SA	1.6%
SKF AB, Class B	1.6%

The Fund’s annual performance as compared to the benchmark has been as follows:

Historical Calendar Year Annual Returns (years ended December 31)

	Polaris Global Value	MSCI World Index
2018	-12.66%	-8.71%
2017	20.61%	22.40%
2016	11.67%	7.51%
2015	1.55%	-0.87%
2014	3.68%	4.94%
2013	36.94%	26.68%
2012	21.00%	15.83%
2011	-8.16%	-5.54%
2010	20.64%	11.76%
2009	35.46%	29.99%
2008	-46.19%	-40.71%
2007	-3.97%	9.04%
2006	24.57%	20.07%
2005	10.52%	9.49%
2004	23.63%	14.72%

	Polaris Global Value	MSCI World Index
2003	47.06%	33.11%
2002	3.82%	-19.89%
2001	2.21%	-16.82%
2000	-5.82%	-13.18%
1999	16.50%	24.94%
1998	-8.85%	24.34%
1997	34.55%	15.76%
1996	23.34%	13.48%
1995	31.82%	20.72%
1994	-2.78%	5.08%
1993	25.70%	22.50%
1992	9.78%	-5.23%
1991	17.18%	18.28%
1990	-11.74%	-17.02%

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2019

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involve risk and are not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance is no guarantee of future results. The Refinitiv Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. The Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers. Additional information is available at www.lipperfundawards.com.

The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI World Growth Index and MSCI World Value Index capture large- and mid-cap securities exhibiting overall growth and value style characteristics, respectively, across 23 Developed Market countries. One cannot invest directly in an index.

The views in this letter were those of the Fund manager as of June 30, 2019 and may not reflect the views of the manager after the publication date. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index captures large and mid cap representation across 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended June 30, 2019	One Year	Five Year	Ten Year
Polaris Global Value Fund	0.67%	5.73%	12.31%
MSCI World Index	6.33%	6.60%	10.72%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.23%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99%, through April 30, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For the most recent month-end performance, please call (888) 263-5594 or visit www.polarisfunds.com.

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

Shares	Security Description	Value
Common Stock - 99.4%
Australia - 1.7%
156,700	BHP Group PLC, ADR	$8,008,937
Austria - 1.0%
119,600	ANDRITZ AG	4,501,507
Belgium - 1.1%
48,370	Solvay SA, Class A	5,010,640
Canada - 2.7%
123,335	Magna International, Inc.	6,136,847
141,537	Methanex Corp.	6,425,394
		12,562,241
Colombia - 1.7%
637,100	Bancolombia SA	7,660,664
Finland - 1.6%
120,576	Kone Oyj, Class B	7,115,853
France - 5.6%
47,400	Cie Generale des Etablissements Michelin	6,012,383
99,141	Imerys SA	5,255,624
66,707	IPSOS	1,759,779
106,300	Publicis Groupe SA	5,612,168
70,900	Vinci SA	7,260,673
		25,900,627
Germany - 7.5%
85,400	BASF SE	6,207,166
380,642	Deutsche Telekom AG	6,584,181
51,300	Hannover Rueck SE	8,294,987
107,786	LANXESS AG	6,405,167
28,500	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	7,152,303
		34,643,804
India - 1.6%
678,940	Infosys, Ltd., ADR	7,264,658
Ireland - 0.9%
1,556,441	Greencore Group PLC	4,328,757
Israel - 0.1%
60,900	Teva Pharmaceutical Industries, Ltd., ADR (a)	562,107
Italy - 0.1%
1,045,169	TREVI - Finanziaria Industriale SpA (a)	294,739

Shares	Security Description	Value
Japan - 6.7%
139,100	Asahi Group Holdings, Ltd.	$6,250,888
241,800	KDDI Corp.	6,152,931
516,300	Nexon Co., Ltd. (a)	7,480,041
163,400	Sumitomo Mitsui Trust Holdings, Inc.	5,919,774
446,000	The Kansai Electric Power Co., Inc.	5,106,775
		30,910,409
Norway - 4.4%
366,696	DNB ASA	6,821,991
510,837	SpareBank 1 SR-Bank ASA	6,221,942
148,800	Yara International ASA	7,218,077
		20,262,010
Puerto Rico - 1.3%
113,000	Popular, Inc.	6,129,120
Singapore - 1.4%
341,835	United Overseas Bank, Ltd.	6,601,736
South Korea - 7.2%
24,500	Hyundai Mobis Co., Ltd.	4,996,969
145,200	Kia Motors Corp.	5,533,105
46,700	KT&G Corp.	3,983,848
336,300	LG Uplus Corp.	4,223,228
162,874	Samsung Electronics Co., Ltd.	6,629,782
124,200	Shinhan Financial Group Co., Ltd.	4,829,671
49,300	SK Hynix, Inc.	2,967,436
		33,164,039
Sweden - 4.5%
257,700	Duni AB, Class A	3,513,277
121,003	Loomis AB, Class B	4,159,329
393,300	SKF AB, Class B	7,231,843
569,800	Svenska Handelsbanken AB, Class A	5,637,775
		20,542,224
Switzerland - 2.8%
41,544	Chubb, Ltd.	6,119,016
75,200	Novartis AG	6,871,379
		12,990,395
Thailand - 1.4%
1,433,100	Siam Commercial Bank PCL	6,518,870
United Kingdom - 11.4%
787,498	Babcock International Group PLC	4,582,378
1,332,873	BBA Aviation PLC	4,776,746
176,891	Bellway PLC	6,256,297
2,001,700	Cineworld Group PLC	6,441,574
392,137	Inchcape PLC	3,067,644
42,413	Linde PLC	8,516,530
92,828	Next PLC	6,514,428
660,755	Standard Chartered PLC	5,993,033
3,194,814	Taylor Wimpey PLC	6,400,315
		52,548,945

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

Shares	Security Description	Value
United States - 32.7%
33,900	Allergan PLC	$5,675,877
73,100	ALLETE, Inc.	6,082,651
143,150	Ameris Bancorp	5,610,048
22,000	Anthem, Inc.	6,208,620
143,000	Avnet, Inc.	6,473,610
103,900	Brookline Bancorp, Inc.	1,597,982
65,500	Capital One Financial Corp.	5,943,470
60,651	Carter's, Inc.	5,915,898
169,774	Colony Bankcorp, Inc.	2,877,669
123,000	Dime Community Bancshares, Inc.	2,335,770
185,000	Franklin Resources, Inc.	6,438,000
32,167	General Dynamics Corp.	5,848,604
207,000	Hewlett Packard Enterprise Co.	3,094,650
184,163	International Bancshares Corp.	6,944,787
59,200	JPMorgan Chase & Co.	6,618,560
144,400	L Brands, Inc.	3,768,840
118,082	Marathon Petroleum Corp.	6,598,422
58,500	Microsoft Corp.	7,836,660
32,744	NextEra Energy, Inc.	6,707,936
61,733	Quest Diagnostics, Inc.	6,285,037
52,500	The J.M. Smucker Co.	6,047,475
302,600	The Western Union Co.	6,018,714
92,700	Tyson Foods, Inc., Class A	7,484,598
22,468	UnitedHealth Group, Inc.	5,482,417
117,651	Verizon Communications, Inc.	6,721,402
103,938	Webster Financial Corp.	4,965,118
103,211	WESCO International, Inc. (a)	5,227,637
		150,810,452
Total Common Stock (Cost $421,707,108)		458,332,734

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$34,702	Middlesex Federal Savings Bank	2.42%	07/18/20	34,702
34,414	Salem Five Financial	0.40	11/24/20	34,414
Total Certificates of Deposit (Cost $69,116)				69,116
Total Short-Term Investments (Cost $69,116)				69,116
Investments, at value - 99.4% (Cost $421,776,224)				$458,401,850
Other Assets & Liabilities, Net - 0.6%				2,547,774
Net Assets - 100.0%				$460,949,624

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$8,008,937	$–	$–	$8,008,937
Austria	4,501,507	–	–	4,501,507
Belgium	5,010,640	–	–	5,010,640
Canada	12,562,241	–	–	12,562,241
Colombia	7,660,664	–	–	7,660,664
Finland	7,115,853	–	–	7,115,853
France	25,900,627	–	–	25,900,627
Germany	34,643,804	–	–	34,643,804
India	7,264,658	–	–	7,264,658
Ireland	4,328,757	–	–	4,328,757
Israel	562,107	–	–	562,107
Italy	294,739	–	–	294,739
Japan	30,910,409	–	–	30,910,409
Norway	20,262,010	–	–	20,262,010
Puerto Rico	6,129,120	–	–	6,129,120
Singapore	6,601,736	–	–	6,601,736
South Korea	33,164,039	–	–	33,164,039
Sweden	20,542,224	–	–	20,542,224
Switzerland	12,990,395	–	–	12,990,395
Thailand	–	6,518,870	–	6,518,870
United Kingdom	52,548,945	–	–	52,548,945
United States	150,810,452	–	–	150,810,452
Certificates of Deposit	–	69,116	–	69,116
Investments at Value	$451,813,864	$6,587,986	$–	$458,401,850

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2019

PORTFOLIO HOLDINGS
% of Total Investments
Communication Services	9.8%
Consumer Discretionary	12.7%
Consumer Staples	6.1%
Energy	1.4%
Financials	27.8%
Health Care	6.8%
Industrials	11.1%
Information Technology	8.8%
Materials	11.6%
Utilities	3.9%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2019

ASSETS
Investments, at value (Cost $421,776,224)	$458,401,850
Cash	980,515
Foreign currency (Cost $49)	49
Receivables:
Fund shares sold	122,735
Dividends and interest	2,346,760
Prepaid expenses	27,904
Total Assets	461,879,813

LIABILITIES
Payables:
Fund shares redeemed	506,385
Accrued Liabilities:
Investment adviser fees	286,831
Trustees’ fees and expenses	15,279
Fund services fees	45,362
Other expenses	76,332
Total Liabilities	930,189

NET ASSETS	$460,949,624

COMPONENTS OF NET ASSETS
Paid-in capital	$415,359,034
Distributable earnings	45,590,590
NET ASSETS	$460,949,624

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	17,288,923

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$26.66

*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $889,919)	$9,235,593
Interest income	21,608
Total Investment Income	9,257,201

EXPENSES
Investment adviser fees	2,263,540
Fund services fees	286,212
Custodian fees	54,572
Registration fees	13,332
Professional fees	35,671
Trustees' fees and expenses	24,160
Other expenses	143,069
Total Expenses	2,820,556
Fees waived	(579,670)
Net Expenses	2,240,886

NET INVESTMENT INCOME	7,016,315

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,385,190
Foreign currency transactions	(11,799)
Net realized gain	1,373,391
Net change in unrealized appreciation (depreciation) on:
Investments	49,532,643
Foreign currency translations	(2,146)
Net change in unrealized appreciation (depreciation)	49,530,497
NET REALIZED AND UNREALIZED GAIN	50,903,888
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,920,203

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months	For the Year
	Ended	Ended
	June 30, 2019	December 31, 2018
OPERATIONS
Net investment income	$7,016,315	$8,733,846
Net realized gain	1,373,391	3,582,829
Net change in unrealized appreciation (depreciation)	49,530,497	(75,125,585)
Increase (Decrease) in Net Assets Resulting from Operations	57,920,203	(62,808,910)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	–	(13,794,635)

CAPITAL SHARE TRANSACTIONS
Sale of shares	20,420,400	57,487,557
Reinvestment of distributions	–	12,696,301
Redemption of shares	(39,560,315)	(116,204,479)
Redemption fees	8,058	35,905
Decrease in Net Assets from Capital Share Transactions	(19,131,857)	(45,984,716)
Increase (Decrease) in Net Assets	38,788,346	(122,588,261)

NET ASSETS
Beginning of Period	422,161,278	544,749,539
End of Period	$460,949,624	$422,161,278

SHARE TRANSACTIONS
Sale of shares	791,417	2,160,468
Reinvestment of distributions	–	541,346
Redemption of shares	(1,532,866)	(4,329,066)
Decrease in Shares	(741,449)	(1,627,252)

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2019		2018	2017	2016	2015		2014
NET ASSET VALUE, Beginning of Period	$23.41		$27.71	$23.32	$21.16	$21.10		$20.64
INVESTMENT OPERATIONS
Net investment income (a)	0.40		0.47	0.37	0.32	0.33		0.35
Net realized and unrealized gain (loss)	2.85		(3.97)	4.43	2.15	0.00	(b)(c)	0.41
Total from Investment Operations	3.25		(3.50)	4.80	2.47	0.33		0.76

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.77)	(0.41)	(0.31)	(0.27)		(0.30)
Net realized gain	–		(0.03)	–	–	–		–
Total Distributions to Shareholders	–		(0.80)	(0.41)	(0.31)	(0.27)		(0.30)

REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)
NET ASSET VALUE, End of Period	$26.66		$23.41	$27.71	$23.32	$21.16		$21.10
TOTAL RETURN	13.88	%(d)	(12.66)%	20.61%	11.67%	1.55%		3.68%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$460,950		$422,161	$544,750	$382,336	$358,793		$276,236
Ratios to Average Net Assets:
Net investment income	3.10	%(e)	1.74%	1.45%	1.48%	1.52%		1.66%
Net expenses	0.99	%(e)	0.99%	0.99%	0.99%	0.99%		0.99%
Gross expenses (f)	1.25	%(e)	1.23%	1.24%	1.27%	1.27%		1.28%
PORTFOLIO TURNOVER RATE	5	%(d)	22%	48%	33%	5%		3%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Per share amount does not accord with the amount reported in the Statement of Operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2019

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2019

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of June 30, 2019, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2019

the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2019

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2019, the Fund had $730,515 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the Fund. During the period ended June 30, 2019, the Fund did not make any payments under the shareholder service plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2019

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2020. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2019, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$553,202	$26,468	$579,670

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2019, were $21,405,665 and $36,586,011, respectively.

Note 7. Federal Income Tax

As of June 30, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized appreciation consists of:

Gross Unrealized Appreciation	$62,686,974
Gross Unrealized Depreciation	(26,061,348)
Net Unrealized Appreciation	$36,625,626

As of December 31, 2018, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$119,193
Undistributed Long-Term Gain	594,694
Unrealized Depreciation	(13,043,500)
Total	$(12,329,613)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to passive foreign investment company transactions and wash sales.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2019

Investment Advisory Agreement Approval

At the March 27, 2019 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Apex Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.

At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund’s investments as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the firm has the operational capability and necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the performance of the Fund compared to its primary benchmark index, the MSCI World Index. The Board observed that the Fund underperformed the primary benchmark index for the one-, three-, and five-year periods ended December 31, 2018, and outperformed the primary benchmark index for the 10- and 20-year periods ended December 31, 2018, and for the period since the Fund’s inception on July 31, 1989. The Board also observed the Fund’s performance relative to an independent

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2019

peer group identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund underperformed the median of its Broadridge peers for the one-year period ended December 31, 2018 and outperformed the median of the Broadridge peers for the three- and five-year periods ended December 31, 2018. The Board noted the Adviser’s representation that the Fund’s recent relative underperformance could be attributed to a depressed global market, particularly during the fourth quarter 2018. Based on the Adviser’s investment approach and the foregoing performance information, among other considerations, the Board determined that the Fund could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate and the Fund’s actual total expense ratio were each lower than the median of the Fund’s Broadridge peers. The Board further noted that the Adviser was currently waiving a portion of its advisory fee in an effort to keep the Fund’s expenses at levels believed by the Adviser to be attractive to new investors. Based on the foregoing and other applicable considerations, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Costs of Services and Profitability

The Board evaluated information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability of its Fund activities. The Board noted the Adviser’s representation that the Adviser does not maintain separately identifiable profit and loss data specific to the Fund, but that the Adviser believed that its compensation was reasonable, including relative to its other clients, and that it incurs additional expenses for regulatory and compliance obligations for its Fund activities compared to the expenses attributable to the Adviser’s other management activities. In addition, the Board noted the contractual expense cap in place for the Fund and the Adviser’s reimbursements. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s assertion that breakpoints were not necessary at this time in light of the current fee and expense cap structure of the Fund, coupled with the effects of the cap on the profitability of the Adviser. Based on the foregoing information, the Board concluded that economies of scale were not a material factor to consider in approving the Advisory Agreement.

Other Benefits

The Board considered the Adviser’s representation that, aside from its contractual advisory fees, it does not directly benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2019

benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594, on the Fund's website at www.polarisfunds.com, and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594, on the Fund's website at www.polarisfunds.com, and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2019

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these fees were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2019	June 30, 2019	Period*	Ratio*
Actual	$1,000.00	$1,138.84	$5.25	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

INVESTMENT ADVISER

Polaris Capital Management, LLC

121 High Street

Boston, MA 02110-2475

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

TRANSFER AGENT

Apex Fund Services

P.O. Box 588

Portland, ME 04112

www.apexfundservices.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

225-SAR-0619

Semi-Annual Report

JUNE 30, 2019 (Unaudited)

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2019

Dear Shareholder,

The equity markets continued to deliver very strong returns in the first half of 2019, as they rebounded from the decline seen in the fourth quarter of 2018. All aspects of the U.S. equity market participated: the S&P 500 index increased 18.54%, while the Russell 2000 Index, which is an index of the 2000 smallest market capitalization stocks in the in the United States, increased 16.98%. Growth continued to outpace value for the first six months of 2019, across all market capitalization ranges. The Russell 1000 Growth Index, which is an index of the 1000 largest market capitalization stocks with the highest growth rate in the United States increased 21.49%, versus the Russell 1000 Value Index which returned 16.24%. The difference in the smaller stocks was even more striking, with the Russell 2000 Growth Index returning 20.36%, while the Russell 2000 Value Index returned 13.47%. The Lisanti Small Cap Growth Fund (the “Fund”) outperformed its benchmark, the Russell 2000 Growth Index, returning 24.90% net versus 20.36% for the Index.

After the strong rebound in the first quarter of 2019, the market treaded water as it absorbed increasingly conflicting information about the economy, and concerns over the trade war with China mounted. We see the macroeconomic backdrop as supportive of our view that the global economy is wrestling with secular and cyclical cross currents that “muddy the waters”. We believe that the intersection of the “secular” and the “cyclical” is creating a lot of confusion in the minds of investors—and even central bankers. If one looks at the world through the traditional “macroeconomic” lens, then it is confusing: in the United States, inflation is not rising, even though unemployment is at extremely low levels and the economy is growing; parts of the economy feel very fragile, such as housing starts, which has been below expectations for much of this year while parts of the economy seem very strong (technology, internet communications, etc.). We tend to look at the world through the lens of change. If one views the world as transitioning from the “old”, industrially focused economy to the “new” more technologically focused economy, we believe one can gain greater clarity. Quite simply, we believe the transition from “old to “new” is accelerating. The amount of innovation and the pace at which that innovation is occurring is quite disruptive and we believe it will create winners and losers. Most interestingly, to us, it appears that the United State economy is adapting most quickly, and is poised to take advantage of these secular trends, as our economy is flexible and innovative enough to overcome these secular issues, and even thrive on them, but not every economy is. The rest of the world seems struggling to grow. Many of the emerging market economies have been in recession for a period of time, as their debt is priced in US dollars and their economies are tied to the price of oil; Europe’s economy seems mired in issues with the UK (Brexit), France and Italy. Add to that the issues with the seemingly escalating trade war between the United States and China, and it is easy to see why investors might be “on edge”, and why the market might be subject to sharp drops on the least indication of negative news. The offsetting factor, however, is that the Federal Reserve seems to be willing to ease, and provide enough liquidity to keep any of the extraneous factors from providing to severe a “jolt” to the U.S. economy.

The best performing sector for our strategy in the first half of 2019 was Information Technology. In the Technology sector we have focused on software companies. We believe there are several changes occurring in the software industry that are secular and significantly advantage smaller, fast growing, newer companies. Our research has indicated that the architecture of the “third generation software” (cloud and hybrid cloud)

1

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2019

is radically different from that of client-server. Thus, we believe the transition from client-server to cloud will take place more quickly than did the shift from mainframe to client server. We believe the newer software companies, which embed the new architecture, will be in a position to gain significant market share relative to the older, more client-server centric software companies. As you may know, these companies have a business model that requires a lot of upfront investment, but once they pass the breakeven point their profitability can be quite high—not unlike medical device or biotechnology companies. Thus, accelerating cash flow and profitability could have a significant positive impact on price/earnings multiples for these companies. We believe we may be early in this transition. Lastly, for many companies, an increasing focus on capital expenditures translates into spending on technology software, to drive sales, improve marketing, streamline processes, etc. We believe we are in the early stages of what could be a significant increase in technology spending over several years. Many of the companies in which we are invested will be, we believe, well positioned on the change curve.

Technology was followed closely by Consumer Discretionary in terms of contribution to returns. While the Consumer Discretionary sector seems to us to continue to be roiled with cross currents, we have often found that our process works very well in environments where there are a lot of cross currents, as our thematic overlay helps us hone in on what is differentiated and critical in the space. We continue to be focused on a combination of “secular growth” stories—companies that are on the leading edge of change, and have been therefore able to navigate the different consumer preferences and be truly multi-channel, with unique products and services—and what we call “transformational growth” companies, or turnarounds—companies with short term issues, that appeared based on our research to be mispriced relative to their growth prospects. Again, we think that the Consumer Discretionary sector is one in which there is a tremendous amount of disruption, potentially, as the Millennials move into their peak spending years. For example, we saw a “new model” retailer come public in this first half of the year: they conduct their business totally online; they have invested in social media, targeting “influencers”, as opposed to traditional advertising/marketing spending. They receive a significant amount of business through Instagram. They have no merchants—they use data analytics and artificial intelligence to determine how to “curate” the products they put on the website. Historically, the conventional wisdom has been that, if you were a traditional retailer, you could gradually transition to the internet and you needed to be “Omni channel”—have both bricks and mortar and an online presence. This new business model might argue that there is a huge penalty to moving slowly, and that Omni channel is not always necessary. . . more importantly, the ability to use “influencers” is something that many retailers have been slow to embrace, and some just cannot utilize them well because of the breadth of product they offer.

Our top detractors from a sector perspective were Industrials and Energy. Interestingly, our poorest performers in the first half of the year were not just those companies that stumbled in executing their strategy, for various reasons, or did not meet the growth targets of investors, but those that were perceived to be tied to industries that have been identified as “losing” in this new economic age. Energy appears to continue to be hurt by increasing production levels and concerns over the discipline that OPEC will have around production, but also as climate change becomes more “center stage” in the national conversation, the energy sector appears to be viewed as increasingly disadvantaged. Industrials generally have been plagued by concerns

2

LISANTI SMALL CAP GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2019

around higher interest rates, higher material and labor costs and the possible negative impact of increased tariffs on raw materials (such as steel) and the escalation of trade disputes.

We continue to be constructive on small cap growth stocks. While the economic outlook remains positive, it is far more nuanced than it was one year ago--we do acknowledge there are risks to that outlook and more than the normal uncertainties, given the trade rhetoric and the coming election year. We do not believe there will be a domestic recession at this point, but we continue to believe the environment will be “confusing” as the cyclical and secular trends intersect, and we see a clear dichotomy between larger capitalization stocks and the smaller, more domestically focused and more secularly well positioned companies. We think a more nuanced investment backdrop points towards more dispersion among returns from individual stocks, which we believe will make 2019 a stock picker’s market. In this environment we are focused on identifying those companies whose returns are being driven by secular, structural, and transformative changes. We continue to work hard on your behalf and thank you for investing in the strategy.

Sincerely,

Mary Lisanti, CFA

President & Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund’s investments in growth securities may be more sensitive to company earnings and more volatile than the market in general. Investments in technology companies are vulnerable to factors affecting that sector, such as dependency on consumer and business acceptance as new technology evolves. Investments in the Industrial sector can be significantly affected by business cycle fluctuations, worldwide economy growth, government and corporate spending and others. Investments in health care companies may be affected by government regulations and government healthcare programs, changes in the cost of medical products and services, limited product lines, product liability claims, and patent protection, among other factors.

The views in this report were those of the Fund manager as of June 30, 2019, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. Although the Fund manager believes she has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

3

LISANTI SMALL CAP GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2019

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Lisanti Small Cap Growth Fund (the “Fund”) compared with the performance of the benchmark, Russell 2000 Growth Index (“Russell 2000 Growth”), over the past ten fiscal years. The Russell 2000 Growth, the Fund‘s primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment

Lisanti Small Cap Growth Fund vs. Russell 2000 Growth Index

Average Annual Total Returns Periods Ended June 30, 2019	One Year	Five Year	Ten Year
Lisanti Small Cap Growth Fund	7.90%	11.93%	16.30%
Russell 2000 Growth Index	-0.49%	8.63%	14.41%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.32%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35%, through April 30, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 441-7031.

4

LISANTI SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2019

Shares	Security Description	Value
Common Stock - 96.4%
Consumer Discretionary - 22.3%
16,875	Boot Barn Holdings, Inc. (a)	$601,425
13,785	Chegg, Inc. (a)	531,963
3,960	Deckers Outdoor Corp. (a)	696,841
3,460	Five Below, Inc. (a)	415,269
12,035	Fox Factory Holding Corp. (a)	993,008
19,485	Freshpet, Inc. (a)	886,762
15,990	KB Home	411,423
8,115	LGI Homes, Inc. (a)	579,655
8,940	Ollie's Bargain Outlet Holdings, Inc. (a)	778,763
11,875	Planet Fitness, Inc., Class A (a)	860,225
13,710	Revolve Group, Inc. (a)	472,995
3,154	Strategic Education, Inc.	561,412
35	The RealReal, Inc. (a)	1,012
7,385	TopBuild Corp. (a)	611,183
11,455	Wingstop, Inc.	1,085,361
14,565	Winnebago Industries, Inc.	562,937
		10,050,234
Consumer Staples - 0.5%
7,565	Grocery Outlet Holding Corp. (a)	248,737
Energy - 0.4%
12,525	US Silica Holdings, Inc.	160,195
Financial Services - 6.3%
9,420	Kemper Corp.	812,852
10,865	Kinsale Capital Group, Inc.	993,930
2,435	LendingTree, Inc. (a)	1,022,773
		2,829,555
Health-Care - 26.3%
8,640	ACADIA Pharmaceuticals, Inc. (a)	230,947
45	Adaptive Biotechnologies Corp. (a)	2,173
7,615	Cardiovascular Systems, Inc. (a)	326,912
16,710	CareDx, Inc. (a)	601,393
12,710	Fate Therapeutics, Inc. (a)	258,013
6,685	Glaukos Corp. (a)	504,049
6,150	Global Blood Therapeutics, Inc. (a)	323,490
28,510	Horizon Therapeutics PLC (a)	685,951
5,270	LHC Group, Inc. (a)	630,187
12,240	NanoString Technologies, Inc. (a)	371,484
31,035	Natera, Inc. (a)	855,945
18,990	NeoGenomics, Inc. (a)	416,641
8,005	Omnicell, Inc. (a)	688,670
18,340	Pacira BioSciences, Inc. (a)	797,607
2,645	Penumbra, Inc. (a)	423,200
12,530	Repligen Corp. (a)	1,076,953
8,310	Shockwave Medical, Inc. (a)	474,418
6,270	Tabula Rasa HealthCare, Inc. (a)	313,061
3,790	Tactile Systems Technology, Inc. (a)	215,727

Shares	Security Description	Value
Health-Care - 26.3% (continued)
14,390	Tandem Diabetes Care, Inc. (a)	$928,443
7,565	TransMedics Group, Inc. (a)	219,309
3,345	Veeva Systems, Inc., Class A (a)	542,258
26,800	Veracyte, Inc. (a)	764,068
6,965	Vocera Communications, Inc. (a)	222,323
		11,873,222
Industrials - 19.7%
11,870	Casella Waste Systems, Inc. (a)	470,408
5,685	Chart Industries, Inc. (a)	437,063
13,490	Gardner Denver Holdings, Inc. (a)	466,754
9,055	Generac Holdings, Inc. (a)	628,507
5,155	Insperity, Inc.	629,632
7,460	John Bean Technologies Corp.	903,630
22,630	Kornit Digital, Ltd. (a)	716,466
8,490	MasTec, Inc. (a)	437,490
12,075	Mercury Systems, Inc. (a)	849,476
36,260	Meritor, Inc. (a)	879,305
4,885	RBC Bearings, Inc. (a)	814,867
14,220	TriNet Group, Inc. (a)	964,116
5,990	Woodward, Inc.	677,828
		8,875,542
Technology - 20.9%
13,625	ACI Worldwide, Inc. (a)	467,882
7,755	Alteryx, Inc., Class A (a)	846,226
18,900	Anaplan, Inc. (a)	953,883
3,055	Avalara, Inc. (a)	220,571
6,240	Coupa Software, Inc. (a)	790,046
6,000	Etsy, Inc. (a)	368,220
38,586	Evo Payments, Inc., Class A (a)	1,216,617
3,950	HubSpot, Inc. (a)	673,554
14,775	Lattice Semiconductor Corp. (a)	215,567
3,600	Pagerduty, Inc. (a)	169,380
8,055	Q2 Holdings, Inc. (a)	615,080
2,015	Roku, Inc. (a)	182,519
2,205	Silicon Laboratories, Inc. (a)	227,997
7,520	Smartsheet, Inc., Class A (a)	363,968
2,115	SPS Commerce, Inc. (a)	216,174
2,740	The Trade Desk, Inc., Class A (a)	624,117
13,525	Upland Software, Inc. (a)	615,793
8,725	Zscaler, Inc. (a)	668,684
		9,436,278
Total Common Stock (Cost $37,743,558)		43,473,763
Investments, at value - 96.4% (Cost $37,743,558)		$43,473,763
Other Assets & Liabilities, Net - 3.6%		1,614,291
Net Assets - 100.0%		$45,088,054

(a)	Non-income producing security.

See Notes to Financial Statements.

5

LISANTI SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2019

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Investments in
Valuation Inputs	Securities
Level 1 - Quoted Prices	$43,473,763
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$43,473,763

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	23.1%
Consumer Staples	0.6%
Energy	0.4%
Financial Services	6.5%
Health-Care	27.3%
Industrials	20.4%
Technology	21.7%
100.0%

See Notes to Financial Statements.

6

LISANTI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2019

ASSETS
Investments, at value (Cost $37,743,558)	$43,473,763
Cash	1,675,709
Receivables:
Fund shares sold	12,713
Dividends and interest	3,327
Prepaid expenses	15,777
Total Assets	45,181,289

LIABILITIES
Payables:
Investment securities purchased	1,600
Fund shares redeemed	37,414
Accrued Liabilities:
Investment adviser fees	20,181
Trustees’ fees and expenses	44
Fund services fees	9,061
Other expenses	24,935
Total Liabilities	93,235

NET ASSETS	$45,088,054
COMPONENTS OF NET ASSETS
Paid-in capital	$39,235,386
Distributable earnings	5,852,668
NET ASSETS	$45,088,054

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,038,024

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$22.12

*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

7

LISANTI SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2019

INVESTMENT INCOME
Dividend income	$22,989
Interest income	4,638
Total Investment Income	27,627

EXPENSES
Investment adviser fees	192,122
Fund services fees	115,129
Shareholder service fees	50,558
Custodian fees	2,569
Registration fees	13,456
Professional fees	18,776
Trustees' fees and expenses	2,042
Other expenses	19,138
Total Expenses	413,790
Fees waived	(140,775)
Net Expenses	273,015

NET INVESTMENT LOSS	(245,388)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,340,261
Net change in unrealized appreciation (depreciation) on investments	7,551,508
NET REALIZED AND UNREALIZED GAIN	8,891,769
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,646,381

See Notes to Financial Statements.

8

LISANTI SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months	Ended
	Ended	December 31,
	June 30, 2019	2018
OPERATIONS
Net investment loss	$(245,388)	$(294,230)
Net realized gain	1,340,261	827,143
Net change in unrealized appreciation (depreciation)	7,551,508	(4,171,325)
Increase (Decrease) in Net Assets Resulting from Operations	8,646,381	(3,638,412)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	–	(1,490,131)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,552,222	29,042,321
Reinvestment of distributions	–	1,422,005
Redemption of shares	(2,912,476)	(5,455,798)
Redemption fees	1,120	1,423
Increase in Net Assets from Capital Share Transactions	2,640,866	25,009,951
Increase in Net Assets	11,287,247	19,881,408

NET ASSETS
Beginning of Period	33,800,807	13,919,399
End of Period	$45,088,054	$33,800,807

SHARE TRANSACTIONS
Sale of shares	269,858	1,385,122
Reinvestment of distributions	–	77,199
Redemption of shares	(140,490)	(293,500)
Increase in Shares	129,368	1,168,821

See Notes to Financial Statements.

9

LISANTI SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2019		2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Period	$17.71		$18.81	$18.74	$17.75	$18.73	$19.54
INVESTMENT OPERATIONS
Net investment loss (a)	(0.12)		(0.21)	(0.33)	(0.25)	(0.32)	(0.31)
Net realized and unrealized gain (loss)	4.53		(0.12)	5.43	1.55	0.28 (b)	0.50
Total from Investment Operations	4.41		(0.33)	5.10	1.30	(0.04)	0.19

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	–		(0.77)	(5.03)	(0.31)	(0.94)	(1.00)
Total Distributions to Shareholders	–		(0.77)	(5.03)	(0.31)	(0.94)	(1.00)

REDEMPTION FEES(a)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
NET ASSET VALUE, End of Period	$22.12		$17.71	$18.81	$18.74	$17.75	$18.73
TOTAL RETURN	24.90	%(d)	(1.90)%	27.78%	7.32%	(0.18)%	1.14%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$45,088		$33,801	$13,919	$24,022	$32,809	$23,976
Ratios to Average Net Assets:
Net investment loss	(1.21	)%(e)	(1.02)%	(1.61)%	(1.49)%	(1.65)%	(1.65)%
Net expenses	1.35	%(e)	1.37%	1.80%	1.80%	1.80%	1.80%
Gross expenses (f)	2.05	%(e)	2.32%	3.15%	2.48%	2.26%	2.27%
PORTFOLIO TURNOVER RATE	137	%(d)	220%	294%	268%	196%	263%

(a)	Calculated based on average shares outstanding during each period.
(b)	Per share amount does not accord with the amount reported in the Statement of Operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

10

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

Note 1. Organization

The Lisanti Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation. Prior to February 1, 2018, the Fund was named Dinosaur Lisanti Small Cap Growth Fund. Prior to September 8, 2017, the Fund was named Lebenthal Lisanti Small Cap Growth Fund. Prior to March 2, 2015, the Fund was named Adams Harkness Small Cap Growth Fund.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

11

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of June 30, 2019, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on

12

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2019, the Fund had $1,425,709 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

13

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

Note 4. Fees and Expenses

Investment Adviser – Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.95% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the Fund.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out- of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35% through April 30, 2020. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may only be raised or eliminated with the consent of the Board and voluntary fee waivers may be reduced or eliminated at any time. For the period ended June 30, 2019, fees waived were as follows:

14

LISANTI SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and Expenses Reimbursed
$74,917	$65,858	$140,775

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of June 30, 2019 $423,054 is subject to recapture by the Adviser.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2019, totaled $55,412,375 and $53,686,931, respectively.

Note 7. Federal Income Tax

As of June 30, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,004,119
Gross Unrealized Depreciation	(273,914)
Net Unrealized Appreciation	$5,730,205

As of December 31, 2018, distributable earnings on a tax basis were as follows:

Capital and Other Losses	$(803,043)
Unrealized Depreciation	(1,990,670)
Total	$(2,793,713)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and equity return of capital.

For tax purposes, the prior year post October loss was $803,043 (realized during the period November 1, 2018 through December 31, 2018). This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, January 1, 2019.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

15

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2019

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of

16

LISANTI SMALL CAP GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2019

the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,249.01	$7.53	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

17

Lisanti Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.lisantismallcap.com

Investment Adviser
Lisanti Capital Growth, LLC
475 Park Avenue South, 9th Floor
New York, NY 10016

228 - SAR - 0619

Semi-Annual Report
June 30, 2019 (Unaudited)

THE BEEHIVE FUND
Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

A Message to Our Shareholders	1
Schedule of Investments	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7
Notes to Financial Statements	8
Additional Information	11

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of June 30, 2019, and may not reflect its views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk, including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities, including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2019

Dear Shareholders,

Who flipped the switch? When markets closed on December 24 for the Christmas holiday, investor gloom was palpable. At the risk of reopening old wounds, the fourth quarter of 2018 was one of the worst on record. Negative sentiment was a three-legged stool: slowing economy, simmering trade wars and, worst of all, rising interest rates courtesy of the Federal Reserve Board. However, by the first trading day of the New Year, investors began to embrace a more optimistic view, especially about future Fed policy moves. Markets turned on a dime.

During the first calendar quarter of 2019, stocks posted their sharpest quarterly advance since 2009. According to mutual fund tracker Morningstar, the average investor produced returns in line with exceptionally strong broad market averages. The BeeHive Fund performed better, thanks to robust results in virtually every sector. Investments in technology, consumer related businesses and the newly designated “communications services” were uniformly strong. Financials and healthcare were mixed, though virtually every position produced a positive return during the quarter.

Celgene Corp. received a takeover bid at a meaningful premium from Bristol Myers on January 3. Core holdings Thermo Fisher Scientific and Danaher Corp. continued to outpace averages in both financial results and stock performance. The Fund’s investments in aluminum beverage can manufacturers Ball Corp and Crown Holdings also provided well above-average returns. Aluminum is gaining market share from plastic bottles for environmental reasons and from glass bottles for cost and transportation advantages. Ball and Crown are the two largest players in a three-player market.

Late in the first quarter, we added Berkshire Hathaway, which we think has become a misunderstood company. It is categorized in the financial services sector because of its core property casualty insurance business. However, insurance represents a relatively small percentage of its operations. We also added Brightview Holdings, which, unlike Berkshire, is not exactly a household name. Brightview is becoming the dominant player in the commercial landscaping business. Its strategy is to grow through acquisition (targeting five to seven deals per year) at the same time realizing the benefits of scale. While it is a small position in the Fund, we believe it has the potential to generate outsized returns.

At first glance, the second quarter of 2019 was straightforward for investors. Equities as measured by the S&P 500 advanced 4.3%, the 10-year Treasury returned 3.9%, and junk bonds returned 2.6%. Our fixed income portfolios benefited from the decline in interest rates, and our equity portfolios outpaced the broad market.

A closer look, however, reveals a more complicated reality. At the same time that the equity markets in the U.S. were reaching new highs, the Treasury curve was just nine basis points away from inverting, and the Treasury market futures were suggesting that a Fed Funds rate cut at the end of July was imminent.

These bond market indicators are suggestive of a slowing economy, with a recession potentially on the horizon. We entered 2019 with a base case that the year would be characterized by slowing growth and possibly a mild recession. However, if a recession can be avoided, we believe it will be a “goldilocks” environment for equities. Monetary policy is extremely accommodative, growth is slow but still positive, employment data is strong, and inflation is low.

We continue to believe that any recession in the near term will be a shallow one and will not represent a crisis. Consumer and corporate balance sheets are positioned to withstand a period of retrenchment, and despite its length, this economic cycle has not been overly exuberant.

Within The BeeHive Fund, patience has paid off. The slow-motion turnaround taking place at AIG yielded visible progress in the company’s first-quarter financial results, boosting the stock 14% since mid-April. We still believe that AIG shares represent a good value as they are trading at about 80% of tangible book value.

Allergan PLC has been a similarly frustrating investment but was a positive contributor in the second quarter after AbbVie announced an agreement to acquire Allergan for cash and stock, sending Allergan shares 25% higher in the next day of trading. For the moment, we are continuing to be patient and will hold the shares as we think that the initial sell-off of AbbVie shares following the announcement was too extreme.

1

THE BEEHIVE FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2019

Our patience was also rewarded by sticking with winners. Two of the largest positive contributors in the quarter were Microsoft and Ball Corp. The returns posted by both companies outpaced the broad market over the prior 12 months.

Late in the second quarter, the Fund made a new investment in Wyndham Hotels & Resorts (WH). Spun-off from Wyndham Holdings in 2018, WH is a hotel franchisor focused on the economy and mid-scale portions of the lodging space. WH does not own hotels but rather provides the use of its hotel brands, booking system and loyalty programs to hotel owners in exchange for a percentage of room revenues. We believe that branded hotels, like Wyndham’s, are going to gain share as the shift to online booking makes it increasingly challenging and costly to operate an independent hotel. Additionally, we believe that WH’s focus on the lower end of the lodging segment protects it from competitors like Airbnb and makes it more resilient to a potential recession. We believe that Wyndham will compound earnings at an attractive rate, and its multiple will expand as it builds a track record as an independent company.

Among the biggest conundrums we see in the market today is the $12.9 trillion of global debt that traded at a negative yield at the end of the second quarter. Said differently, there are $12.9 trillion of bonds where borrowers are knowingly entering into a contract to receive less money at some point in the future than they currently have today. The only lenses through which this makes any sense are the ones where the likelihood of deflation is seen as greater than the possibility of inflation, or where regulation and monetary policy have forced buyers to make uneconomic decisions.

We do not believe that it is a coincidence that at the moment bond markets seem to be throwing in the towel on the threat of future inflation, political populism is on the rise.

In the U.S., the Federal Reserve has a dual mandate of low unemployment and stable, moderate inflation. Historically, it has been generally accepted by central bankers that these two are linked as described by the Phillips curve, which posits an inverse relationship between the unemployment rate and the rate of inflation. To increase inflation, the Fed eases monetary policy to stimulate the economy and lower unemployment. As the labor market tightens, workers gain bargaining power, thereby putting upward pressure on wages and inflation.

This historical inverse relationship between unemployment and inflation seems to have broken down. Central bankers in the U.S., Japan and most of Europe have undertaken unprecedented monetary stimulus over the past decade, improving employment yet consistently failing to produce inflation that reaches their targets.

In retrospect, this failure should perhaps not be surprising against the backdrop of a growing and increasingly sophisticated global pool of labor, workers remaining in the workforce longer and increased potential for automation. In the U.S. and Europe, a large portion of the workforce is not the finite resource that it once was, and the ability for these workers to demand higher wages appears to have diminished.

Populist political candidates have gained influence by, among other things, tapping into voter frustration with a prolonged period of stagnant real wages. This trend has wide reaching implications for trade, immigration and foreign policy. It will likely also impact policy domestically.

More of the same (monetary stimulus) is likely beneficial for financial assets and unlikely to cause inflation. We will be watching for whether rising populism leads to an increase in free spending by governments that could then stoke higher inflation. Were this to occur, we believe that it would represent a major challenge to the supportive backdrop that has helped propel equity markets higher this year-to-date, and indeed over the last decade.

Anytime investors are certain something won’t happen (in this case inflation), it is good to be mindful of the risks that the opposite occurs. We feel that The BeeHive Fund is well balanced with ample cash and portfolio holdings characterized by strong market positions, high profit margins and conservative balance sheets.

2

THE BEEHIVE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2019

Shares	Security Description	Value
Common Stock - 96.0%
Consumer Discretionary - 11.3%
43,060	Aptiv PLC	$3,480,540
98,520	Comcast Corp., Class A	4,165,426
62,110	General Motors Co.	2,393,098
13,930	Whirlpool Corp.	1,983,075
44,230	Wyndham Hotels & Resorts, Inc.	2,465,380
		14,487,519
Consumer Staples - 7.5%
81,940	Mondelez International, Inc., Class A	4,416,566
49,750	Nestle SA, ADR	5,144,150
		9,560,716
Energy - 3.8%
59,400	Royal Dutch Shell PLC, ADR, Class B	3,904,956
26,110	Schlumberger, Ltd.	1,037,611
		4,942,567
Financials - 19.8%
105,250	American International Group, Inc.	5,607,720
11,720	Berkshire Hathaway, Inc., Class B (a)	2,498,353
36,970	Chubb, Ltd.	5,445,311
86,730	CIT Group, Inc.	4,556,794
52,437	Citigroup, Inc.	3,672,163
31,610	JPMorgan Chase & Co.	3,533,998
		25,314,339
Health Care - 12.4%
21,720	Allergan PLC	3,636,580
57,745	Gilead Sciences, Inc.	3,901,252
28,285	Thermo Fisher Scientific, Inc.	8,306,739
		15,844,571
Industrials - 11.4%
106,770	BrightView Holdings, Inc. (a)	1,997,667
58,130	Danaher Corp.	8,307,939
76,820	Delta Air Lines, Inc.	4,359,535
		14,665,141
Materials - 7.7%
90,840	Ball Corp.	6,357,892
57,510	Crown Holdings, Inc. (a)	3,513,861
		9,871,753
Software & Services - 19.0%
3,082	Alphabet, Inc., Class A (a)	3,337,189
2,251	Alphabet, Inc., Class C (a)	2,433,128
74,230	Microsoft Corp.	9,943,851
54,360	Naspers, Ltd., ADR, Class N	2,632,655
104,780	Oracle Corp.	5,969,317
		24,316,140
Technology Hardware & Equipment - 3.1%
19,910	Apple, Inc.	3,940,587
Total Common Stock (Cost $68,743,413)		122,943,333

Shares	Security Description	Value
Money Market Fund - 4.0%
5,151,914	Goldman Sachs Financial Square Treasury Instruments Fund, Institutional Shares, 2.15% (b) (Cost $5,151,914)	5,151,914
Investments, at value - 100.0% (Cost $73,895,327)		$128,095,247
Other Assets & Liabilities, Net - 0.0%		(20,068)
Net Assets - 100.0%		$128,075,179

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of June 30, 2019.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$122,943,333
Level 2 - Other Significant Observable Inputs	5,151,914
Level 3 - Significant Unobservable Inputs	–
Total	$128,095,247

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a money market fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	11.3%
Consumer Staples	7.5%
Energy	3.8%
Financials	19.8%
Health Care	12.4%
Industrials	11.4%
Materials	7.7%
Software & Services	19.0%
Technology Hardware & Equipment	3.1%
Money Market Fund	4.0%
100.0%

See Notes to Financial Statements.

3

THE BEEHIVE FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2019

ASSETS
Investments, at value (Cost $73,895,327)	$128,095,247
Receivables:
Dividends	87,218
Prepaid expenses	6,811
Total Assets	128,189,276

LIABILITIES
Accrued Liabilities:
Investment advisor fees	77,371
Trustees’ fees and expenses	84
Fund services fees	16,892
Other expenses	19,750
Total Liabilities	114,097

NET ASSETS	$128,075,179

COMPONENTS OF NET ASSETS
Paid-in capital	$69,526,014
Distributable earnings	58,549,165
NET ASSETS	$128,075,179
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,725,706
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.58

See Notes to Financial Statements.

4

THE BEEHIVE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $19,454)	$1,212,479
Total Investment Income	1,212,479

EXPENSES
Investment advisor fees	443,729
Fund services fees	92,159
Custodian fees	6,151
Registration fees	3,186
Professional fees	21,051
Trustees’ fees and expenses	3,339
Other expenses	15,053
Total Expenses	584,668
Investment advisor expense reimbursements recouped	1,057
Net Expenses	585,725

NET INVESTMENT INCOME	626,754

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	3,261,286
Net change in unrealized appreciation (depreciation) on investments	23,413,432
NET REALIZED AND UNREALIZED GAIN	26,674,718
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,301,472

See Notes to Financial Statements.

5

THE BEEHIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
OPERATIONS
Net investment income	$626,754	$1,029,270
Net realized gain	3,261,286	4,126,819
Net change in unrealized appreciation (depreciation)	23,413,432	(18,107,908)
Increase (Decrease) in Net Assets Resulting from Operations	27,301,472	(12,951,819)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid	–	(3,665,453)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,040,970	3,266,141
Reinvestment of distributions	–	3,568,202
Redemption of shares	(5,672,997)	(15,686,872)
Decrease in Net Assets from Capital Share Transactions	(4,632,027)	(8,852,529)
Increase (Decrease) in Net Assets	22,669,445	(25,469,801)

NET ASSETS
Beginning of Period	105,405,734	130,875,535
End of Period	$128,075,179	$105,405,734

SHARE TRANSACTIONS
Sale of shares	74,349	208,651
Reinvestment of distributions	–	264,554
Redemption of shares	(396,577)	(1,020,150)
Decrease in Shares	(322,228)	(546,945)

See Notes to Financial Statements.

6

THE BEEHIVE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2019		2018		2017		2016		2015		2014
NET ASSET VALUE, Beginning of Period	$13.10		$15.23		$14.26		$13.64		$14.13		$13.75
INVESTMENT OPERATIONS
Net investment income (a)	0.08		0.13		0.10		0.13		0.08		0.07
Net realized and unrealized gain (loss)	3.40		(1.79)		1.48		0.70		(0.28)		1.00
Total from Investment Operations	3.48		(1.66)		1.58		0.83		(0.20)		1.07

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.13)		(0.09)		(0.13)		(0.08)		(0.07)
Net realized gain	–		(0.34)		(0.52)		(0.08)		(0.21)		(0.62)
Total Distributions to Shareholders	–		(0.47)		(0.61)		(0.21)		(0.29)		(0.69)

NET ASSET VALUE, End of Period	$16.58		$13.10		$15.23		$14.26		$13.64		$14.13
TOTAL RETURN	26.57	%(b)	(10.98)%		11.07%		6.11%		(1.42)%		7.87%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$128,075		$105,406		$130,876		$117,849		$113,313		$117,051
Ratios to Average Net Assets:
Net investment income	1.06	%(c)	0.84%		0.64%		0.99%		0.57%		0.50%
Net expenses	0.99	%(c)(d)	0.99%		0.99	%(d)	0.99%		0.99	%(d)	0.99	%(d)
Gross expenses	0.99	%(c)	0.99	%(e)	0.99%		1.00	%(e)	0.98%		0.98%
PORTFOLIO TURNOVER RATE	5	%(b)	10%		14%		15%		17%		25%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

7

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

8

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of June 30, 2019, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment Advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund’s average daily net assets. The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date. The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

9

THE BEEHIVE FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2019

Trustees and Officers – Each Independent Trustee’s annual retainer is $31,000 ($41,000 for the Chairman), and the Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99% through April 30, 2020.

The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of the Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/ expenses were waived/reimbursed. As of June 30, 2019, $659 is subject to recapture by the Advisor.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2019, totaled $5,444,084 and $8,993,031, respectively.

Note 6. Federal Income Tax

As of June 30, 2019, cost for federal income tax purpose is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,133,540
Gross Unrealized Depreciation	(1,933,620)
Net Unrealized Appreciation	$54,199,920

As of December 31, 2018, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$97
Undistributed Long-Term Gain	493,044
Unrealized Appreciation	30,754,552
Total	$31,247,693

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

10

THE BEEHIVE FUND

ADDITIONAL INFORMATION

JUNE 30, 2019

Investment Advisory Agreement Approval

At a meeting held on June 13, 2019, the Board of Trustees (the “Board”) of Forum Funds (the “Trust), including the trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust) (the “Independent Trustees”), considered the approval of an interim investment advisory agreement and a new investment advisory agreement (each, a “New Agreement”) between the Advisor and the Trust, on behalf of The BeeHive Fund (the “Fund”). Each New Agreement was being considered in connection with the termination of the investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, dated September 2, 2008 (the “Original Agreement”) due to a transfer of a controlling interest in the voting securities of the Advisor by a control person to certain other employees of the Advisor (the “Transfer”).

In preparation for its deliberations in considering the New Agreements, the Board requested and reviewed written responses from the Advisor to a due diligence questionnaire circulated on the Board’s behalf concerning the Advisor’s personnel, operations, financial condition, historic performance as employees of the Advisor, and services to be provided to the Fund by the Advisor. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator. During its deliberations, the Board received an oral presentation from senior representatives of the Advisor and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services expected to be provided to the Fund by the Advisor under the New Agreements, including information on the investment performance of the Fund; (2) the anticipated costs of the services to be provided and projected profitability of the Advisor and its affiliates from the relationship with the Fund, including the contractual expense limitation arrangement for the Fund; (3) the advisory fees to be paid to the Advisor and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee structure enables investors to share in the benefits of economies of scale; and (5) other benefits expected to be received by the Advisor and its affiliates from their relationship with the Fund. In particular, the Board focused on the following factors and made the following conclusions in considering the approval of the New Agreements:

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Advisor regarding the Advisor’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Advisor under the New Agreements. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Advisor who, under the Original Agreement had, and under each New Agreement would continue to have, principal responsibility for the Fund. The Board also considered the investment philosophy and decision-making process of those professionals and the capability and integrity of the Advisor’s senior management and staff.

The Board considered also the adequacy of the Advisor’s resources. The Board noted the Advisor’s representations that the firm is in stable financial condition and that the Advisor has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Advisor in connection with the Board’s consideration of the approval of the New Agreements, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the New Agreements.

Performance

In connection with a presentation by the Advisor regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark index. The Board observed that the Fund underperformed the S&P 500 Index, the primary benchmark for the Fund, for the one-, three-, five-, and 10-year periods ended March 31, 2019, and for the period since the Fund’s inception on September 2, 2008. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to the Fund, noting that, based on the information provided by Broadridge, the Fund underperformed the median of the Broadridge peer group for the one-, three-, and five-year periods ended March 31, 2019.

The Board noted the Advisor’s representation that the Fund’s underperformance relative to its Broadridge peer group and primary benchmark index could be attributed, in part, to two instances of poor stock selection in the short term, as well as active decisions by the Advisor to continue holding underperforming positions that the Advisor deemed to have attractive long-term fundamentals. The Board also noted the Advisor’s representation that the Fund experienced a period of particularly volatile performance during the

11

THE BEEHIVE FUND

ADDITIONAL INFORMATION

JUNE 30, 2019

six months ended December 31, 2017, which had a disproportionately negative impact on the Fund’s performance over longer time periods. The Board further noted the Advisor’s representation that the Fund’s portfolio is designed to benefit from compounding over the long term in order to grow investors’ wealth. In addition, the Board noted the Advisor’s representation that the portfolio, which has been the subject of continual reassessment, is composed of long-term investments that had outperformed during prior periods and for which the Advisor continues to have conviction. The Board noted further the Advisor’s representation that the Fund’s performance had improved over the last 12 to 18 months as the Advisor’s perceived value in the stocks in the Fund’s portfolio were gradually realized and that the Advisor believed that the Fund remained well positioned to continue to generate positive performance going forward. Based on the foregoing and other applicable considerations, the Board determined that the Fund and its shareholders could benefit from the Advisor’s continued management of the Fund under the New Agreements.

Compensation

The Board evaluated the Advisor’s proposed compensation under the New Agreements for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expense ratios of the Fund’s Broadridge peer group. The Board observed that the Advisor’s actual advisory fee rate and the actual total expense ratio for the Fund were each higher than the median of its Broadridge peers, though the Board noted that the actual advisory fee rates and actual total expense ratios for each of the Broadridge peers, including the Fund, were within a close range. The Board also noted the Advisor’s belief that the Advisor provided a high level of client service to the Fund’s shareholders that the Advisor believed to be unique among its Broadridge peers. In addition, the Board noted that the Advisor did not believe the Broadridge peers were the most appropriate comparison for the Fund in terms of fees and expenses because some of the Broadridge peers are part of a significantly larger and more diversified family of funds, which may spread certain expenses across a significantly larger asset base. The Board also recognized that the advisory fee rate under each New Agreement was identical to the advisory fee rate under the Original Agreement, and that the Advisor had contractually agreed and would continue to contractually agree to waive its fees or reimburse Fund expenses to the extent necessary to keep the total expenses of the Fund at a reasonable level. Based on the foregoing and other applicable considerations, the Board concluded that the Advisor’s advisory fee rate to be charged to the Fund under the New Agreements appeared to be reasonable in light of the nature, extent, and quality of services to be rendered by the Advisor.

Cost of Services and Profitability

The Board considered information provided by the Advisor regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Advisor’s resources devoted to the Fund, as well as the Advisor’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board noted the Advisor’s representation that, although the Advisor does not maintain a separate profit and loss statement for the Fund, the Advisor believed that the Fund produces a lower profit margin than the Advisor’s overall advisory business due to the larger allocation of time and expense required by the administrative and compliance efforts necessary to manage the Fund compared to the Advisor’s other investment management offerings. The Board also noted that the Advisor had in place a contractual expense waiver to ensure that the expense ratio for the Fund remained at a reasonable level, resulting in the Advisor’s partial subsidization of Fund expenses. Based on these and other applicable considerations, the Board concluded that the Advisor’s profits attributable to management of the Fund were reasonable.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale under the New Agreement. In this respect, the Board considered the Fund’s fee structure, asset size and net expense ratio, giving effect to the contractual expense cap. The Board also considered the Advisor’s representation that the Fund was not currently operating at economies of scale. Based on the foregoing and other applicable considerations, the Board concluded that economies of scale were not a material factor to consider in approving each New Agreement.

Other Benefits

The Board noted the Advisor’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Advisor from its relationship with the Fund were not a material factor to consider in approving each New Agreement.

12

THE BEEHIVE FUND

ADDITIONAL INFORMATION

JUNE 30, 2019

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the New Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the New Agreements, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

13

THE BEEHIVE FUND

ADDITIONAL INFORMATION

JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,265.65	$5.56	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

14

THE BEEHIVE FUND

P.O Box 588

Portland, Maine 04112

(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Distributor

Foreside Fund Services, LLC

Three Canal Plaza

Suite 100

Portland, Maine 04101

www.foreside.com

237-SAR-0619

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	August 20, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Karen Shaw
Jessica Chase, Principal Executive Officer

Date	August 20, 2019

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	August 20, 2019